UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act

Date of Report (Date of Earliest event Reported): March 12, 2015

STRATEAN INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53498	87-0449945
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2391 S. 1560 W. Unit B

Woods Cross, Utah 84087

(Address of principal executive offices, including zip code)

(801) 244-4405
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

o      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

o      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On March 12, 2015, Stratean Inc. (the "Company") issued shares and warrants to be issued to officers and members of the board of directors as compensation for services performed.

The Board of Directors deemed it in the best interest of the Company to grant non-statutory stock options and shares of the Company's $0.001 par value common stock to parties which have provided significant consulting services to the Company and created significant value for the Company as a result of these services. The options and shares were granted as follows:

Name	Title	Number of Shares of $0.001 par value Common Stock	Number of Warrants
S. Matthew Schultz	Chief Executive Officer and Director	100,000	500,000
Zachary K Bradford	Chief Financial Officer and Director	100,000	500,000
Bruce Lybbert	Chief Operating Officer	100,000	500,000
Michael Barrett	Director	100,000	500,000
Larry McNeil	Director	100,000	500,000

The options were issued under the following terms; non-transferable, fully vest on March 31, 2015, expire ten years from the date of grant, strike price of $0.25 and become immediately exercisable upon the occurrence of a significant liquidating, restructuring or change of control event.

The Board of Directors deemed it in the best interest of the Company to create a Board of Advisors to provide the Officers and Directors with advice and insight and appointed Brad Patee to serve as a member of the board of advisors for a period of one year.

As compensation for his appointment Mr. Patee was granted 60,000 non-statutory options under the following terms: non-transferable, fully vest on March 31, 2015, expire five years from the date of grant, strike price of $0.25 and become immediately exercisable upon the occurrence of a significant liquidating, restructuring or change of control event.

On March 12, 2015 the Company approved the issuance of 130,000 share of the company's $0.001 par value common stock to two consultants for consulting services provided.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 3.02 of this Form 8-K is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

Exhibit 4.1	Form of Warrant to Purchase Common Stock

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2015	Stratean Inc.
(Registrant)

	By:	/s/ Zachary K Bradford
Zachary K Bradford, CFO

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